UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 27, 2008

Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 27, 2008, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the fourth quarter ended of fiscal year 2007.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	March 27, 2008 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: March 27, 2008	By:	/s/ Deanna H. Lund
Deanna H. Lund
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	March 27, 2008 Press Release by Kratos Defense & Security Solutions, Inc.